SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of earliest event reported)  October 9, 2005

Mothers Work, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number  0-21196

Delaware	13-3045573
(State or Other Jurisdiction	(IRS Employer
of Incorporation)	Identification No.)

456 North 5th Street
Philadelphia, PA  19123

(Address of principal executive offices)  (zip code)

Registrant’s telephone number  (including area code):  (215) 873-2200

Not Applicable

(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement

Effective as of October 9, 2005, Mothers Work, Inc. (the “Company”) entered into an Amended and Restated Rights Agreement to renew its Rights Agreement that would otherwise have expired on October 9, 2005.  The Amended and Restated Rights Agreement amends the Rights Agreement previously in effect in certain respects, including, among others:

•      to extend the expiration date of the plan by 10 years, to October 9, 2015, and

•      to increase the threshold percentage of beneficial ownership that will trigger a distribution of the rights to 15% from the 10% level previously in effect.

The full text of the Amended and Restated Rights Agreement is attached hereto as Exhibit 3.2.

Item 3.03               Material Modification To Rights of Security Holders

See Item 1.01 above, which is incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 9, 2005, the Board of Directors of the Company voted to amend the provisions of the By-laws of the Company regarding the procedures for stockholders to nominate candidates for election to the Board of Directors, and certain other matters.

The Board of Directors also directed that the By-laws, as amended as described above, be restated.  The full text of the amended and restated By-laws is attached hereto as Exhibit 3.2.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits          The following exhibit is filed as part of this Report:

Exhibit No.	Description

3.2	By-laws of Mothers Work, Inc. (as amended through October 9, 2005).

4.1

Amended and Restated Rights Agreement, dated as of October 9, 2005, between Mothers Work, Inc. and StockTrans, Inc., which includes the Form of Series B Rights Certificate, the Certificate of Designation of the voting powers, designations, preferences, and relative, participating, optional or other special rights and qualifications, limitations and restrictions of the Series B Junior Participating Preferred Stock, and a Summary of Rights to Purchase Preferred Stock attached thereto as Exhibits A, B and C respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 11, 2005	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	By-laws of Mothers Work, Inc. (as amended through October 9, 2005).

4.1

Amended and Restated Rights Agreement, dated as of October 9, 2005, between Mothers Work, Inc. and StockTrans, Inc., which includes the Form of Series B Rights Certificate, the Certificate of Designation of the voting powers, designations, preferences, and relative, participating, optional or other special rights and qualifications, limitations and restrictions of the Series B Junior Participating Preferred Stock, and a Summary of Rights to Purchase Preferred Stock attached thereto as Exhibits A, B and C respectively.